SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 18, 2002

                (Date of earliest event reported): June 17, 2002

                              VISUAL NETWORKS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           000-23699                                 52-1837515
      (Commission File No.)               (IRS Employer Identification No.)



                                2092 Gaither Road
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 296-2300

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) The Audit Committee of our Board of Directors is responsible for selecting and reviewing the performance of our independent auditors. On June 17, 2002, our Audit Committee decided to terminate the engagement of Arthur Andersen LLP as our independent auditors and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as our new independent accountants, effective immediately.

     During the two fiscal years ended December 31, 2001, and the subsequent interim period through June 17, 2002, the date of the dismissal of Andersen, (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference in connection with its report to the subject matter of the disagreement and (ii) Andersen has not advised us of any reportable events as defined in paragraphs (A) through (D) of Regulation S-K
Item 304 (a)(1)(v).

     The accountant's report of Andersen on our consolidated financial statements and our subsidiaries as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached hereto as Exhibit 16.1. During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 17, 2002, Visual Networks did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 5.  OTHER EVENTS.

     Our registration statement on Form S-3 (333-85628) (the "Registration Statement") was declared effective by the SEC on June 14, 2002. The Registration Statement relates to the resale of shares of our common stock issuable upon exercise of our senior secured convertible debentures in the aggregate principal amount of $10.5 million and warrants to purchase shares of our common stock, which we sold to four institutional investors on March 25, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits. 16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.


                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 18, 2002                  Visual Networks, Inc.


                                      /S/ JOHN SAUNDERS
                                     -----------------------------------
                                      By: John Saunders
                                      Title: Chief Financial Officer

EXHIBIT 16.1








                      [Arthur Andersen LLP letterhead]



June 18, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Dear Sir/Madam:

     We have read the second and third paragraphs of Item 4 included in the Form 8-K dated June 17, 2002 of Visual Networks, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,



/s/ Arthur Andersen LLP
Arthur Andersen LLP